Filed pursuant to Rule 497(a)

Registration No. 333-265509

Rule 482ad

**Fixed Income Investor Calls for Golub Capital BDC, Inc.**

Golub Capital BDC, Inc. (“Golub”, “GBDC”, or the “Company”) (current ratings profile of Baa3 (Positive) by Moody's, BBB- (Stable) by S&P, and BBB- (Positive) by Fitch Ratings)* has asked SMBC Nikko, J.P. Morgan and Wells Fargo to arrange a series of fixed income investor calls to be conducted on Tuesday, November 28th. SMBC Nikko will coordinate logistics. A capital markets transaction may follow, subject to market conditions. A virtual presentation will be made available for the calls.

Company Representatives

Marc Robinson – Senior Managing Director, Co-Head of Underwriting

Matthew Benton – Chief Operating Officer of GBDC

Christopher Ericson – Chief Financial Officer and Treasurer of GBDC

Tuesday, November 28th, 2023:

•	11:00-11:50AM ET
•	12:00-12:50PM ET
•	1:00-1:50PM ET

Virtual Roadshow Investor Login Details

URL: https://dealroadshow.com; Entry Code: GOLUB2023

Direct Link: https://dealroadshow.com/e/GOLUB2023

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Golub Capital BDC, Inc. and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Golub Capital BDC, Inc.’s shelf registration statement is on file with and has become effective. Any offering of Golub Capital BDC, Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. In the event that Golub Capital BDC Inc. conducts an offering, copies of the preliminary prospectus supplement, together with the accompanying prospectus relating to such offering, may be obtained from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; or Wells Fargo Securities, LLC at 1-800-645- 3751.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Golub Capital BDC, Inc. invests primarily in one-stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and experienced credit asset manager. The firm specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. Golub Capital’s sponsor finance expertise also forms the foundation of its Broadly Syndicated Loan and Credit Opportunities investment programs. Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from private equity sponsors and investors.

As of October 1, 2023, Golub Capital had over 850 employees and over $60 billion of capital under management, a gross measure of invested capital including leverage. The firm has lending offices in New York, Chicago, Miami, San Francisco and London.

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